UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 6, 2002

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

0-17157	77-0024666

(Commission File Number)	(I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California  95134

(Address of Principal Executive Offices)    (Zip Code)

(408) 943-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

Effective December 6, 2002, pursuant to the Agreement and Plan of Reorganization dated as of August 11, 2002 (the “Merger Agreement”), by and among Novellus Systems, Inc. (“Novellus”), NHL Acquisition-Sub, Inc., a wholly-owned subsidiary of Novellus (“Merger Sub”) and SpeedFam-IPEC, Inc. (“SpeedFam-IPEC”), Merger Sub was merged with and into SpeedFam-IPEC with SpeedFam-IPEC continuing as the surviving corporation and a wholly-owned subsidiary of Novellus (the “Merger”). SpeedFam-IPEC is a global supplier of chemical mechanical planarization (CMP) systems used in the fabrication of advanced copper interconnects. Pursuant to the Merger Agreement, each share of SpeedFam-IPEC common stock outstanding at the effective time of the Merger was converted into the right to receive 0.1818 of a share of Novellus common stock. Following consummation of the Merger, SpeedFam-IPEC’s common stock was delisted from the Nasdaq National Market. Novellus common stock trades on the Nasdaq National Market under the symbol “NVLS.” The issuance of Novellus common stock under the Merger Agreement as described above was registered under the Securities Act of 1933 pursuant to Novellus’ registration statement on Form S-4 (File No. 333-98909) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on November 6, 2002, and Novellus’ post-effective amendment to the Registration Statement (File No. 333-98909) filed with the SEC pursuant to Rule 424(b)(3) that became effective immediately upon filing on November 6, 2002. The Proxy Statement-Prospectus included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Exhibit 2.1 to Novellus' Current Report on Form 8-K filed with the SEC on August 14, 2002, and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing descriptions of such documents are qualified in their entirety by reference to such exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

Financial statements required by this item shall be filed not later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.

Pro forma financial information required by this item shall be filed not later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

(c)  Exhibits.

The exhibits listed below are being filed with this Current Report on Form 8-K.

Exhibit
Number	Description

2.1	Agreement and Plan of Reorganization made as of August 11, 2002 by and among Novellus Systems, Inc., NHL Acquisition-Sub, Inc. and SpeedFam-IPEC, Inc. (previously filed with the Securities and Exchange Commission on August 14, 2002 as Exhibit 2.1 to the Current Report on Form 8-K of Novellus Systems, Inc. and incorporated herein by reference).

99.1	Press release dated December 6, 2002, announcing completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.

By:	/s/ Kevin S. Royal

Kevin S. Royal
Vice President and
Chief Financial Officer

Date:  December 9, 2002

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Reorganization made as of August 11, 2002 by and among Novellus Systems, Inc., NHL Acquisition-Sub, Inc. and SpeedFam-IPEC, Inc. (previously filed with the Securities and Exchange Commission on August 14, 2002 as Exhibit 2.1 to the Current Report on Form 8-K of Novellus Systems, Inc. and incorporated herein by reference).

99.1	Press release dated December 6, 2002, announcing completion of the Merger.